SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) MARCH 14, 2001

PACIFIC GULF PROPERTIES INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND (State of Incorporation)	1-12768 (Commission File Number)	33-0577520 (I.R.S. Employer Identification No.)

4220 VON KARMAN, 2ND FLOOR, NEWPORT BEACH, CALIFORNIA 92660-2002
(Address of principal executive offices, including zip code)

949-223-5000
(Registrant’s telephone number, including area code)

ITEM 2. DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS IN LIQUIDATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

ITEM 2. DISPOSITION OF ASSETS.

COMPLETED TRANSACTIONS

Pacific Gulf Properties Inc. (the “Company”) completed the following transactions in March and April 2001:

Disposition of Multifamily Properties

Daisy 7

On March 14, 2001, the Company sold a 204-unit family-style apartment complex known as Daisy 7 located in Diamond Bar, California to Eagle Real Estate Group, LLC, an unrelated party, for a total cash consideration of $21,750,000. The sale generated a net gain of approximately $9,845,000 and net proceeds of approximately $11,047,000. The transaction was an all-cash sale and the Company has no continuing involvement.

Disposition of Industrial Properties

Mountain Avenue

On March 30, 2001, the Company sold a 140,020 square foot industrial property known as Mountain Avenue located in Upland, California to CalWest Industrial Properties LLC, a joint venture of RREEF and CALPERS, for a total cash consideration of $6,200,000. The sale generated a net gain of approximately $513,000 and net proceeds of approximately $6,104,000. The transaction was an all-cash sale and the Company has no continuing involvement.

PGBC—Geneva

On March 30, 2001, the Company sold a 68,134 square foot industrial property known as PGBC—Geneva located in Tempe, Arizona to CalWest Industrial Properties LLC, a joint venture of RREEF and CALPERS, for a total cash consideration of $3,800,000. The sale generated a net gain of approximately $143,000 and net proceeds of approximately $3,686,000. The transaction was an all-cash sale and the Company has no continuing involvement.

PGBP—Anaheim

On April 5, 2001, the Company sold a 129,426 square foot industrial property known as PGBP—Anaheim located in Anaheim, California to Pacific Industrial Partners, LLC, an unrelated party, for a total cash consideration of $6,300,000. The sale generated a net gain of approximately $60,000 and net proceeds of approximately $6,084,000. The transaction was an all-cash sale and the Company has no continuing involvement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) See Index to Financial Statements attached hereto.

Pro forma financial statements are included herein pursuant to Article 11 of Regulation S-X.

      (b) Exhibits

            None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GULF PROPERTIES INC.

/s/ Donald G. Herrman

Donald G. Herrman
Executive Vice President,

PACIFIC GULF PROPERTIES INC.

INDEX TO FINANCIAL STATEMENTS

Page

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation as of March 31, 2001	7

Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2001	8

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2000	9

Notes to the Pro Forma Condensed Consolidated Financial Statements	10

PACIFIC GULF PROPERTIES INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Pacific Gulf Properties Inc. (the “Company”) is an equity real estate investment trust (“REIT”) that is in the process of liquidating. Prior to the Company’s liquidation plan, the Company owned, operated, leased, acquired, rehabilitated and developed primarily light industrial and business park properties in the Western United States. In addition to its industrial properties, the Company owned, operated, acquired and developed unassisted rental housing for active seniors age 55 and older. The Company also owned and operated family-style apartment communities. The Company was incorporated in August 1993 in the State of Maryland and completed its initial public offering on February 18, 1994.

On November 9, 2000, the Company’s shareholders approved a plan to sell the Company’s assets and to liquidate and dissolve the Company (the “Liquidation Plan”). The Liquidation Plan gives the Company’s Board of Directors the power to sell any and all of the Company’s assets without further approval by the shareholders. In accordance with the Liquidation Plan, on November 22, 2000, the Company sold 66 industrial properties representing the majority of its industrial properties portfolio to CalWest Industrial Properties LLC (“CalWest”) for an aggregate price of $852,989,000. (the “66 Industrial Properties”). In addition, during November and December 2000, the Company sold 11 multifamily properties, including nine traditional multifamily properties (Applewood, Daisy 12, Daisy 17, Lariat, Daisy 19, Daisy 20, Raintree, Daisy 5 and Daisy 16) and two active senior apartments (Sunnyside II and Sunnyside III), to four independent buyers pursuant to agreements approved by the Company Board of Directors for an aggregate price of $122,219,000 (the “11 Multifamily Properties”).

On March 1, 2001, the Company entered into a definitive merger agreement (the “Merger Agreement”) with FountainGlen Properties LLC, an affiliate of Prudential Real Estate Investors, which is subject to shareholder approval. Pursuant to the provisions of the Merger Agreement, FountainGlen Properties LLC will acquire the Company’s senior housing assets and corporate headquarters building through the merger of the Company with FoundationGlen Properties LLC, with FountainGlen Properties LLC becoming the surviving entity. Subject to shareholder approval, prior to the consummation of the merger, the Company will transfer any remaining real estate assets, as well as cash and related other assets and liabilities, to a liquidating trust for the benefit of shareholders.

In March 2001, the Company sold three properties, including two industrial properties (Mountain Avenue and PGBP—Geneva) and its last traditional multifamily property (Daisy 7) to three independent buyers pursuant to agreements approved by the Company’s Board of Directors for total consideration of $31,750,000 (the “2001 Dispositions”).

In April 2001, the Company sold an industrial property containing 129,426 leasable square feet of industrial space located in Anaheim, California to an independent buyer pursuant to an agreement approved by the Company’s Board of Directors for total consideration of $6,300,000 (“PGBP—Anaheim”).

As of March 31, 2001, the Company owned the following properties:

		Leasable
		Square	March 31, 2001
	Location	Footage/Units	Carrying Value	Current Status

Industrial

PGBP — Anaheim	Anaheim, CA	129,426	$5,898,000	Sold in April 2001

PGDC — City of Industry	City of Industry, CA	382,245	14,145,000	(1)

PG — Commerce Park — Sacramento	Sacramento, CA	269,146	16,351,000	(1)

PG — Commerce Park — Sunnyvale	Sunnyvale, CA	129,513	13,869,000	(1)

			50,263,000

Active Senior Apartments

Operating Properties

Inn at Laguna Hills	Laguna Hills, CA	140	7,234,000	(2)

The Fountains	Rancho Santa Marg., CA	166	8,459,000	(2)

Tyler Springs	Riverside, CA	273	13,038,000	(2)

Terrace Gardens	Escondido, CA	225	9,882,000	(2)

Morning View Terrace	Escondido, CA	326	15,304,000	(2)

Sunnyside I	San Dimas, CA	164	6,505,000	(2)

			60,422,000

Development Properties

The Fountains	Anaheim Hills, CA	259	22,214,000	(2)

The Fountains	Temecula, CA	244	13,613,000	(2)

The Fountains	Sacramento, CA	166	3,471,000	(2)

The Fountains	Laguna Niguel, CA	190	4,880,000	(2)

The Fountains	Pasadena, CA	72	2,443,000	(2)

The Fountains	Huntington Beach, CA	271	8,090,000	(2)

			54,711,000

Corporate Headquarters Building(3)

4220 Von Karman Avenue	Newport Beach, CA	26,000	4,082,000	(2)

			$169,478,000

(1)	Management anticipates these properties will be transferred to the liquidating trust if not previously sold by the Company.

(2)	Properties to be retained by the Company pursuant to the Merger Agreement with FountainGlen Properties LLC. The merger is subject to shareholder approval and other conditions.

(3)	Included in other assets in the accompanying Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation.

The following unaudited Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation as of March 31, 2001 is based on the unaudited historical financial statements of the Company and has been prepared as if the disposition of PGBP-Anaheim had occurred as of March 31, 2001.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2001 is based on the historical financial statements of the Company and has been prepared as if the sales of the 2001 Dispositions and PGBP—Anaheim had occurred as of the beginning of the period presented:

The following Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 is based on the historical financial statements of the Company and has been prepared as if each of the following transactions had occurred as of the beginning of the period presented:

(i)	The acquisition of three land parcels in Laguna Niguel, Pasadena and Huntington Beach, California for development of three rental apartment communities for active seniors during 2000 (collectively referred to as the “2000 Acquisitions”).

(ii)	The following dispositions of industrial properties during 2000 (collectively referred to as the “2000 Dispositions”): (a) PGBC Irvine, an industrial building containing approximately 12,000 leasable square feet located in Lake Forest, California sold in March 2000; (b) PGBP—Lake Forest, an industrial building containing approximately 25,000 leasable square feet located in Lake Forest, California sold in March 2000; (c) PGBP—Riverview, an industrial property containing approximately 107,000 leasable square feet located in San Bernardino, California sold in May 2000; (d) PGPB—Bell Ranch, an industrial building containing approximately 129,000 leasable square feet located in Santa Fe Springs, California sold in June 2000 and (e) 12029 Regentview, an industrial building containing approximately 90,000 leasable square feet located in Downey, California sold in July 2000;

(iii)	The sale of the 66 Industrial Properties to CalWest and the repayment of indebtedness utilizing proceeds from the sale as more fully described in the current Report on Form 8-K dated November 22, 2000;

(iv)	The sale of the 11 Multifamily Properties;

(v)	The sale of the 2001 Dispositions;

(vi)	The sale of PGBP—Anaheim; and

(vii)	The approval of the Liquidation Plan by the Company’s shareholders.

The following pro forma information is not necessarily indicative of what the Company’s financial position or results of operations would have been assuming the completion of the described transactions as of the beginning of the periods indicated, nor does it purport to project the Company’s financial position or results of operations at any future date or for any future period. In addition, the historical operating results for the three months ended March 31, 2001 are not necessarily indicative of the results to be obtained by the Company for the year ending December 31, 2001 or any future period. The following information should be read in conjunction with the Company’s annual report on Form 10-K, and the Company’s Quarterly Report for the three months ended March 31, 2001 and all of the financial information and notes thereto contained elsewhere therein, and incorporated herein by reference.

PACIFIC GULF PROPERTIES INC.

PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF NET ASSETS IN LIQUIDATION
(Unaudited)

March 31, 2001
(Dollars in thousands)

	Historical	Sale of PGBP-Anaheim	Pro Forma

		(A)
Assets

Real estate properties held for sale

Operating properties

Industrial properties	$50,263	$(5,898)	$44,365

Multifamily — active senior	60,422	—	60,422

Properties under development

Multifamily — active senior	54,711	—	54,711

Cash and cash equivalents	49,757	6,084	55,841

Accounts receivable	1,188	(126)	1,062

Other assets	10,946	—	10,946

	$227,287	$60	$227,347

Liabilities

Loans payable	$68,093	$—	$68,093

Accounts payable and accrued liabilities	7,704	—	7,704

	75,797	—	75,797

Shareholders’ Equity

Common shares	261	—	261

Additional paid in capital	137,743	—	137,743

Retained earnings	13,486	60	13,546

	151,490	60	151,550

	$227,287	$60	$227,347

See accompanying notes

PACIFIC GULF PROPERTIES INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

For the Three Months Ended March 31, 2001
(Dollars in thousands, except per share data)

	Historical	Dispositions		Pro Forma

Revenues

Rental income

Industrial properties	$2,434	$(623	)(C)	$1,811

Multifamily properties

Family style	463	(463	)(C)	—

Active senior	2,812	—		2,812

	5,709	(1,086)		4,623

Interest income	507	—		507

Total revenues	6,216	(1,086)		5,130

Expenses

Rental property expenses

Industrial properties	548	(156	)(C)	392

Multifamily properties

Family style	126	(126	)(C)	—

Active senior	973	—		973

	1,647	(282)		1,365

Interest	446	(154	)(E)	292

General and administrative	1,138	—		1,138

Total expenses	3,231	(436)		2,795

Income before gains on sales of real estate (K)	$2,985	$(650)		$2,335

Weighted average common shares	26,082,506			26,082,506

Income per share before gains on sales of real estate (I)	$.11			$.09

See accompanying notes

PACIFIC GULF PROPERTIES INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

For the Year Ended December 31, 2000
(Dollars in thousands, except per share data)

		Acquisitions/
	Historical	Dispositions		Pro Forma

Revenues

Rental income

Industrial properties	$97,909	$(90,980	)(B)	$6,929

Multifamily properties

Family style	14,588	(14,588	)(B)	—

Active senior	11,209	(720	)(B)	10,489

	123,706	(106,288)		17,418

Interest income	3,065	—		3,065

Total revenues	126,771	(106,288)		20,483

Expenses

Rental property expenses

Industrial properties	21,888	(20,206	)(B)	1,682

Multifamily properties

Family style	4,711	(4,711	)(B)	—

Active senior	4,041	(299	)(B)	3,742

	30,640	(25,216)		5,424

Depreciation	27,409	(27,409	)(D)	—

Interest	26,865	(25,139	)(E)	1,726

General and administrative	7,953	(888	)(F)	7,065

Minority interest	1,077	(1,077	)(G)	—

Total expenses	93,944	(79,729)		14,215

Income before gain on sales and preferred dividends	32,827	(26,559)		6,268

Preferred dividends	3,793	(3,793	)(H)	—

Income before gains on sales of real estate (J)	$29,034	$(22,766)		$6,268

Weighted average common shares	21,323,455			25,782,746

Income per share before gains on sales of real estate (I)	$1.36			$.24

See accompanying notes

PACIFIC GULF PROPERTIES INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(Dollars in thousands, except per share data)

The Company’s pro forma financial statements are based on the Company’s historical financial statements adjusted to reflect certain transactions and adjustments. Actual net proceeds and balances relating to sales will vary from their pro forma amounts due to operating activities between March 31, 2001 and the actual closing dates of the sales:

(A)	Sale of PGBP-Anaheim, an industrial property with a book value of $5,898. Net proceeds from the sale total $6,084 after closing and other costs. In connection with the sale, $126 of deferred rent is charged to operations.

(B)	Adjustment to eliminate the rental income and rental property expenses of the properties comprising the 2000 Dispositions, the 66 Industrial Properties, the 11 Multifamily Sales, the 2001 Dispositions and PGBP- Anaheim for the period prior to their sale by the Company:

	Year Ended December 31, 2000

	2000	66 Industrial	11 Multifamily	2001	PGBP-
	Dispositions	Properties	Properties	Dispositions	Anaheim	Total

Rental Income

Industrial Properties	$858	$88,299	$—	$1,128	$695	$90,980

Multifamily Properties

Family Style	—	—	12,262	2,326	—	14,588

Active Senior	—	—	720	—	—	720

	858	88,299	12,982	3,454	695	106,288

Rental Property Expenses

Industrial Properties	(156)	(19,702)	—	(254)	(94)	(20,206)

Multifamily Properties

Family Style	—	—	(4,062)	(649)	—	(4,711)

Active Senior	—	—	(299)	—	—	(299)

	$702	$68,597	$8,621	$2,551	$601	$81,072

(C)	Adjustment to eliminate the rental income and rental property expenses of the properties comprising the 2001 Dispositions and PGBP—Anaheim for the period prior to their sale by the Company:

	Three Months Ended March 31, 2001

	2001 Dispositions	PGBP — Anaheim	Total

Rental Income

Industrial	$448	$175	$623

Multifamily — Family style	463	—	463

	911	175	1,086

Rental Property Expenses

Industrial	(131)	(25)	(156)

Multifamily — Family style	(126)	—	(126)

	$654	$150	$804

(D)	Removal of depreciation expense totaling $27,409 resulting from the approval of the Company’s liquidation plan by shareholders and corresponding adoption of the liquidation basis accounting as of the beginning of the period presented.

(E)	Reduction in interest expense due to the sale of the properties noted below (the actual interest expense relating to the properties) during the year ended December 31, 2000 and three months ended March 31, 2001.

	Year Ended December	Three Months Ended
Property	31, 2000	March 31, 2001

2000 Dispositions	$874	$—

66 Industrial Properties	20,794	—

11 Multifamily Properties	2,736	—

2001 Dispositions	735	154

	$25,139	$154

(F)	Reduction in general and administrative expenses consisting of payroll expense and fringe benefits totaling $888 for the year ended December 31, 2000 associated with employees terminated in connection with the sale of the 66 Industrial Properties to CalWest (the actual payroll expense and fringe benefits incurred by the Company prior to employee termination).

(G)	Reduction in minority interest resulting from the conversion of the limited partnership interests in two industrial properties sold to CalWest which were converted into 709,568 shares of common stock and the Company’s buyout of limited partnership interests for cash in three multifamily properties as of the beginning of the period presented.

(H)	Elimination of preferred dividend requirements as of the beginning of the period presented resulting from the conversion of the Class A Preferred Stock into 2,763,116 shares of common stock, at a conversion ratio of 1:1, in connection with the sale of the 66 Industrial Properties to CalWest.

(I)	Per share data is calculated using the weighted average number of common shares outstanding during the periods presented. Pro forma weighted average common shares include the following common stock issuances as of the beginning of the periods presented: (i) 709,568 shares of common stock issued upon the conversion of limited partnership units held by minority partners in properties included in the sale of the 66 Industrial Properties to CalWest; (ii) 2,763,116 shares of common stock issued in conjunction with the conversion of the 2,763,116 shares of Class A Preferred Stock and (iii) 1,336,151 shares of common stock resulting from accelerated vesting of employee stock options.

(J)	Excludes $3,431 of nonrecurring gains from the 2000 Dispositions and $218,915 of nonrecurring gains from the sales of the 66 Industrial Properties and 11 Multifamily Properties.

(K)	Excludes $60 of nonrecurring gain from the sale of PGBP-Anaheim and $10,501 of nonrecurring gains from the sales of the 2001 Dispositions.